SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 10, 2000


                           TROY FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                  000-25439               16-1559508
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  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)         Identification No.)


                     32 SECOND STREET, TROY, NEW YORK 12180
          ------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (518) 270-3313
                                                          ----------------


                                 NOT APPLICABLE
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On November 10, 2000, Troy Financial Corporation, a Delaware corporation ("Troy") completed its acquisition of Catskill Financial Corporation, a Delaware corporation ("Catskill") pursuant to an Agreement and Plan of Merger, dated June 7, 2000, by and among Troy, Charlie Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Troy ("Merger Sub") and Catskill (the "Merger Agreement"). The Merger Agreement provided for the merger of Merger Sub with and into Catskill, with Catskill being the surviving corporation and becoming a wholly owned subsidiary of Troy and the immediate subsequent merger of Catskill into Troy. Also, as part of the acquisition, Catskill Savings Bank, a wholly owned subsidiary of Catskill was merged with and into The Troy Savings Bank, a wholly owned subsidiary of Troy.

In accordance with the terms of the Merger Agreement, holders of Catskill common stock are entitled to receive $23.00 in cash for each share of Catskill common stock held at the close of business on November 10, 2000. The amount of such consideration was determined based upon arm's-length negotiations between Troy and Catskill. The source of the funds that will be used to pay the merger consideration consists of Troy's existing funds and special dividends paid to Troy by Troy Bank.

In connection with the acquisition, Troy acquired all of the equipment and other physical property of Catskill and its subsidiaries, all of which was used in Catskill's banking business. Troy intends to use the assets acquired in the Catskill Merger in the manner utilized by Catskill and its subsidiaries prior to the acquisition.

The press release  related to the closing of the Catskill  Merger is attached as
Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

                    (i) Catskill Financial Corporation and subsidiary consolidated financial statements as of September 30, 1999 and 1998 and for each of the years in the three-year period ended September 30, 1999 (with independent auditor's report thereon) (incorporated herein by reference to Catskill's Form 10-K, File No. 0-27650, filed with the Securities and Exchange Commission on December 29, 1999).

                    (ii) Catskill Financial Corporation and subsidiary unaudited consolidated financial statements as of June 30, 2000 and for the three and nine month periods ended June 30, 2000 and 1999 (incorporated herein by reference to Catskill's Form 10-Q, File No. 0-27650, filed with the Securities and Exchange Commission on August 14, 2000).

(b)      Pro Forma Financial Information.

         At this time, it is impracticable to provide the pro forma financial information required by this section. Troy will provide such pro forma financial information in an amended filing within 60 days after the date this Report is filed.

(c)      Exhibits.

          Exhibit
          No.              Description

          2.1              Agreement  and  Plan of  Merger,  dated as of June 7,
                           2000, by and among Troy Financial Corporation, Charlie Acquisition Corporation and Catskill Financial Corporation (incorporated herein by reference to Exhibit 10 to Troy's Form 10-Q, File No. 000-25439, filed with the Securities and Exchange Commission on August 11, 2000).

          99.1             Press Release dated November 13, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TROY FINANCIAL CORPORATION
                                    (Registrant)


                                    /s/ Edward M. Maziejka, Jr.
                                    ------------------------------------------
                                    Edward M. Maziejka, Jr.
                                    Vice President and Chief Financial Officer




Date: November 27, 2000

                                  EXHIBIT INDEX

          Exhibit
          No.              Description

          2.1              Agreement  and  Plan of  Merger,  dated as of June 7,
                           2000, by and among Troy Financial Corporation, Charlie Acquisition Corporation and Catskill Financial Corporation (incorporated herein by reference to Exhibit 10 to Troy's Form 10-Q, File No. 000-25439, filed with the Securities and Exchange Commission on August 11, 2000).

          99.1             Press Release dated November 13, 2000.